UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2007

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20 Campus Road, Totowa, New Jersey	07512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

          [ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

          [ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Other Events.

          On July 17, 2007, Vital Signs, Inc. (the “Company”) issued a press release announcing the acquisition of Southern Sleep Technologies, LLC and Southern Home Respiratory Care, LLC. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits.

                    Exhibit 99.1: Press release, dated July 17, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By:	/s/ Jay Sturm
Name: Jay Sturm
Title: Vice President / General Counsel

Dated: July 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 17, 2007